UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Rd. Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 11, 2025, Vivakor, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). The total shares voted at the meeting were 30,286,353 out of a total number of 48,051,097 shares issued and outstanding and entitled to vote at the Annual Meeting, meaning greater than 50% of the shares of common stock outstanding and entitled to vote at the Annual Meeting were present in person or by proxy thereby constituting a quorum. The results of the matters voted on by the Company’s stockholders are set forth immediately below.

Proposal 1

Election of the four nominees to the Company’s board of directors:

Name	Votes For	Votes Against	Withheld	Percentage Voted For
James Ballengee	30,245,927	0	40,426	62.95%
John Harris	30,173,247	0	113,106	62.79%
Albert Johnson	29,963,223	0	323,130	62.36%
Michael Thompson	30,001,918	0	284,435	62.44%

Proposal 2

Approval of the J.J. Astor Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,097,856	65,897	122,600	—

Proposal 3

Approval of the Notes Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,079,955	66,421	139,977	—

Proposal 4

Approval of the Preferred Stock Issuances, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,025,451	126,759	134,143	—

Proposal 5

Ratification of the MEL/ET Transaction, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,081,244	130,423	74,686	—

Proposal 6

Approval of the Reverse Stock Split, as detailed in the proxy materials:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,068,828	187,892	29,633	—

Proposal 7

Ratification of the selection of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,239,502	10,232	36,619	—

Proposal 8

Approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
30,113,969	118,485	53,899	—

On the basis of the above votes, (i) James Ballengee, John Harris, Albert Johnson and Michael Thompson were elected as members of the Board; (ii) the proposal to approve J.J. Stock Issuances was adopted, (iii) the proposal to approve the Notes Stock Issuances was adopted; (iv) the proposal to approve the Preferred Stock Issuances was approved, (v) the proposal to ratify the MEL/ET Transaction was adopted, (vi) the proposal to approve the Reverse Stock Split was adopted, (vii) the proposal to ratify the selection of Urish Popeck & Co., LLC as the Company’s independent registered public accountant for the fiscal year ending December 31, 2025 was adopted; and (viii) the proposal to approve on a non-binding advisory basis, the compensation of the Company’s named executive officers was adopted.

Item 7.01	Regulation FD Disclosure.

On September 17, 2025, Vivakor issued a press release announcing Nasdaq’s approval of an extension of time, through March 16, 2026, for the Company to regain compliance with Nasdaq’s listing rules as described in Item 8.01 of this Form 8-K. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 16, 2025, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it would be afforded an additional 180 calendar days (or until March 16, 2026) to regain compliance with Nasdaq’s minimum bid price requirement.

As previously disclosed, on March 18, 2025, the Company received an initial letter from the Nasdaq Listing Qualifications Department stating that, for the preceding 30 consecutive business days (through March 17, 2025), the closing bid price of the Company’s common stock had been below the minimum of $1 per share required for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The initial letter stated that the Company would be afforded an initial 180-day period (until September 15, 2025) to regain compliance. The initial letter also stated that, in the event the Company did not regain compliance within the initial 180-day period, the Company might be eligible for an additional 180-day period to do so. Although the Company did not regain compliance within the initial 180-day period, Nasdaq determined that the Company was eligible for the additional 180-day period to regain compliance.

In order to regain compliance, the closing bid price of the Company’s common stock must be at least $1 per share for a minimum of ten consecutive business days during the additional 180-day period (ending March 16, 2026). The Company intends to consider all available options to regain compliance with the Nasdaq listing standards.

The Nasdaq notification has no effect at this time on the listing of the Company’s common stock, which will continue to trade uninterrupted under the symbol “VIVK.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release Announcing Nasdaq Granting Extension of Time to Regain Compliance, issued September 17, 2025[1]
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

[1]	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: September 17, 2025	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer, President and Chairman of the Board